UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) August 19, 2005
GOLDMAN SACHS ASSET BACKED SECURITIES CORP.
GS AUTO LOAN TRUST 2005-1
(Exact Name of Registrant as Specified in its Charter)
Delaware
Delaware
(State or Other Jurisdiction of Incorporation)

333-101904 333-101904-03	02-0678069 51-6548509
(Commission File Number)	(IRS Employer Identification No.)
85 Broad Street, New York, New York 10004
(Address of Principal Executive Offices)     (Zip Code)
(212) 902-1000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On August 19, 2005, the Registrant received an opinion from Mayer, Brown, Rowe & Maw LLP as to the accuracy of certain statements pertaining to tax matters contained in the Prospectus (the “Tax Opinion”). A copy of the Tax Opinion is filed with this Form 8-K as Exhibit 8.1.
Item 9.01. Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Exhibits.

Exhibit
No.	Document Description
8.1	Opinion of Mayer, Brown, Rowe & Maw LLP as to certain statements pertaining to tax matters contained in the Prospectus.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Goldman Sachs Asset Backed Securities Corp. and the Co-Registrant, GS Auto Loan Trust 2005-1 by its Depositor, Goldman Sachs Asset Backed Securities Corp., have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 19, 2005	GOLDMAN SACHS ASSET BACKED SECURITIES CORP.
(Registrant)

	By:	/s/ Joseph Marconi

	Name:	Joseph Marconi
	Title:	Vice President

August 19, 2005	GS AUTO LOAN TRUST 2005-1
By: Goldman Sachs Asset Backed Securities Corp., its Depositor
(Co-Registrant)

	By:	/s/ Joseph Marconi

	Name:	Joseph Marconi
	Title:	Vice President